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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Madison Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  September 30
Date of reporting period:  March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

SEMI-ANNUAL REPORT (unaudited)

March 31, 2011

Madison Mosaic
Government Money Market

(Mosaic logo) Madison Mosaic(R) Funds
www.mosaicfunds.com

CONTENTS

Letter to Shareholders	1
Portfolio of Investments	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Other Information	11

Letter to Shareholders

(Photo of Christopher Nisbet) The sixth-month period ended March 31, 2011 saw the seven-day yield of Madison Mosaic Government Money Market remain at historic lows as the Federal Reserve Board continued to provide the greatest stimulus possible to a sluggish economy. The Federal Reserve Board maintained its Fed Funds Target Rate at the period’s starting level of 0.00-0.25%. Money market yields are directly related to the Fed Funds Target Rate. As a result of these low rates, fund management has committed to cuts in fees that are calibrated to maintain the $1.00 per share value of your fund while the fund remains unable to obtain sufficient income to provide investors with current yield. While the economy appears to be expanding, the growth is anemic and uneven, characterized by stubbornly high unemployment, a battered housing market and relatively benign core inflation. However, as consumers are well aware, commodities prices rose substantially over the period, reflected in the escalation of gasoline and food costs. With economic recovery still fragile, the Fed not only held firm on rates, but gave no indication of any inclination to raise rates in the coming months.

ECONOMIC OVERVIEW

We entered this six-month period with a shift from fears of a double-dip recession to a general consensus that the U.S. economy, as troubled as it might be, was in better shape than the other large global economies. This change in psychology pushed intermediate interest rates higher, while the short-term rates which directly affect holders of Madison Mosaic Government Money Market were anchored at the rock-bottom Federal Reserve levels. Buoyed by a relatively strong Holiday shopping season, we were in agreement with the overall rise in optimism regarding economic prospects, as corporations produced near-record profits and we witnessed small, but welcome improvement in the unemployment numbers. However, based on past recoveries, this one was showing itself to be decidedly anemic, with unemployment still at disturbing levels and no relief for the troubled housing sector as mortgage rates edged higher.

As we entered the New Year, we continued to see signs that the economy was improving. Job growth reached a point that should gradually push unemployment lower. The economy had strung together five consecutive quarters of solid growth. And consumer and business confidence returned to supportive levels. But along with this positive news and just as financial turbulence in the Euro-zone seemed to subside, a new political risk emerged. In short order, several North African countries succeeded in the initial steps toward regime change. As political unrest spread to Egypt and Libya, oil prices quickly rose above $100 per barrel. Suddenly, geopolitical events reassumed center-stage status. Then, the devastating Japanese earthquake sent the world’s third largest economy reeling. As the six-month period came to an end, much remained in doubt regarding the investment implications of these global events.

On the domestic front, inflation, which had been well contained, began to re-emerge as an issue. Commodity prices, especially energy and food prices, appeared stuck in a strong uptrend. The earthquake in Japan appeared likely to exacerbate this demand-driven rise in input prices, as vast resources will be necessary for the rebuilding effort. Capacity use continued to march steadily higher, but appeared to be three to four quarters away from problem levels. And labor costs, typically a late cycle problem, remained well in check as the labor markets heal slowly. While inflation is certainly headed up, it appears to us that it is still as much as a year away from being a real problem.

This suggests the prospect of a Federal Reserve rate increase will not happen in the near future. The Fed has time on its side even as Quantitative Easing II (QEII)draws to an end on June 30. What will the withdrawal of $600 billion in buying power mean for the Treasury bond market at a time of record issuance? Simple supply and demand economics suggests resumption in the upward march of long term yields. There has been

Madison Mosaic Government Money Market  1

Madison Mosaic Government Money Market  |  Letter to Shareholders  |  concluded

much speculation that QEIII may come to pass. If our economic forecast turns out to be on the mark, we doubt that QEIII will occur, as economic growth has achieved self-sustaining momentum. It has long been an irony of bond investing that good economic times often spell trouble for bonds. With the U.S. economy finally emerging from the doldrums of the most severe post-WWII recession and the trials of the financial crisis, we think the economic news will continue to get better. In this environment, a firm handle on portfolio risk will remain of utmost importance in navigating the markets ahead. While holding a money market has been trying in this extremely low-yield world, the potential risks ahead for higher-yielding bonds continues to provide a powerful reason to be patient.

Perhaps the best one-word characterization of the economic mood as this six-month period ended would be "uncertainty." Uncertainty regarding future tax rates, employment costs, and sales growth clearly impacted businesses and consumers during the trailing period. Given these uncertainties, few businesses were willing to commit to expanded payrolls or expanded facilities, while investors continued to show a preference for the perceived safety of bonds over stocks.

While the consensus over the preceding period appeared to move from worry over a double-dip recession to an acceptance of an extended period of below-normal growth, economic risks were far from eliminated. The housing sector remained persistently weak and the specter of foreclosures and other repercussions from the credit crisis continued to produce periodic waves of worries. Overseas economic stresses, particularly the sovereign debt crisis in Europe, remained unresolved. The enormous debt taken on by the U.S. government to counteract the banking and credit crisis of 2008 remained a potent overhang for future U.S. economic prospects and the stability of the dollar.

For investors in money markets, the most immediate question is when will domestic economic prospects improve enough for the Fed to raise short-term rates? The consensus on Wall Street has gravitated to an acceptance of a prolonged period of sub-par growth. We agree that the likelihood is for at least another quarter or two of slow growth before the economy shows signs of acceleration. Until we see meaningful improvement in the employment situation or troublesome inflation, we expect the Fed to hold short-term interest rates low. One possible catalyst for economic movement could be the greater clarity with regard to the future fiscal, tax, and even monetary policies resulting from the mid-term elections in November. In the meantime, investors will likely have to be patient as we continue to exist in a yield-poor investment environment.

OUTLOOK

While the immediate outlook is for more economic malaise, we expect by the second half of 2011, the picture could be somewhat brighter. This presents something of a dilemma for investors seeking yield. With interest rates at historic lows, longer bonds which provide the most attractive current yield contain significant interest rate risk. Their market value is directly related to the prevailing interest rate climate and rising rates reduce bond valuation. Given the uncertainties and economic risks previously mentioned, we remain convinced that it is prudent for risk averse investors to include capital preservation strategies such as Madison Mosaic Government Money Market in their portfolio.

Sincerely,

(signature)

Christopher Nisbet, CFA
Vice President

2  Semi-annual Report • March 31, 2011

Madison Mosaic Government Money Market  |  March 31, 2011

Portfolio of Investments (unaudited)

	Par Value	Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 95.6%
Fannie Mae - 28.7% (A)
0.16%, 4/6/11	$ 500,000	$ 499,988
0.16%, 4/25/11	600,000	599,934
0.16%, 4/27/11	625,000	624,928
0.16%, 5/4/11	650,000	649,905
0.12%, 5/9/11	500,000	499,937
0.13%, 5/11/11	750,000	749,887
0.13%, 5/18/11	750,000	749,873
0.1%, 5/25/11	650,000	649,903
0.11%, 5/26/11	500,000	499,916
0.13%, 6/1/11	500,000	499,885
		6,024,156
Federal Home Loan Bank - 30.8% (A)
0.17%, 4/13/11	500,000	499,972
0.08%, 4/14/11	500,000	499,986
0.1%, 4/20/11	750,000	749,959
0.03%, 5/3/11	400,000	399,989
0.13%, 5/13/11	750,000	749,882
0.13%, 5/17/11	650,000	649,892
0.09%, 5/23/11	250,000	249,967
0.09%, 5/24/11	500,000	499,934
0.07%, 6/8/11	650,000	649,914
0.12%, 6/10/11	600,000	599,860
0.07%, 6/16/11	250,000	249,963
0.12%, 6/17/11	650,000	649,833
		6,449,151
Freddie Mac - 29.2% (A)
0.15%, 4/4/11	650,000	649,992
0.16%, 4/11/11	625,000	624,971
0.15%, 4/18/11	1,250,000	1,249,948
0.16%, 4/21/11	500,000	499,955
0.13%, 5/31/11	750,000	749,831
0.09%, 6/2/11	250,000	249,961
0.11%, 6/6/11	600,000	599,879
0.12%, 6/13/11	750,000	749,818
0.12%, 6/20/11	750,000	749,800
		6,124,155
U.S. Treasury Bills - 6.9% (A)
0.13%, 4/7/11	750,000	749,983
0.09%, 5/5/11	700,000	699,938
		1,449,921
Total U.S. Government and Agency Obligations (Cost $20,047,383)		20,047,383

Repurchase Agreement - 4.4%
With U.S. Bank National Association issued 3/31/11 at 0.01%, due 4/1/11, collateralized by $932,611 in FHLMC #E99143 (Collateral) due 2/1/20. Proceeds at maturity are $914,322 (Cost $914,322)		914,322

TOTAL INVESTMENTS - 100.0% (Cost $20,961,705)		20,961,705

NET OTHER ASSETS AND LIABILITIES - 0.0%		(1,337)

TOTAL NET ASSETS - 100.0%		$20,960,368

CAPITAL SHARES OUTSTANDING		20,960,468

NET ASSET VALUE PER SHARE		$1.00

(A) Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Madison Mosaic Government Money Market  3

Madison Mosaic Government Money Market  |  March 31, 2011

Statement of Assets and Liabilities (unaudited)

ASSETS
Investments, at value (Note 1)
Total government agency obligations	$20,047,383
Repurchase agreement	914,322
Total investments (Cost $20,961,705)	20,961,705
Capital shares sold	16,115
Total assets	20,977,820
LIABILITIES
Payables
Capital shares redeemed	14,226
Independent trustee fees	1,500
Auditor fees	1,726
Total liabilities	17,452
NET ASSETS	$20,960,368
Net assets consists of:
Paid in capital	20,960,384
Accumulated net realized losses	(16)
Net Assets	$20,960,368
CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 5)	20,960,468
NET ASSET VALUE PER SHARE	$1.00

See accompanying Notes to Financial Statements.

4  Semi-annual Report • March 31, 2011

Madison Mosaic Government Money Market  |  March 31, 2011

Statement of Operations (unaudited)

For the six-months ended March 31, 2011

INVESTMENT INCOME (Note 1)
Interest income	$15,093
EXPENSES (Notes 3, 4 and 6)
Investment advisory fees	53,236
Service agreement fees	37,080
Independent trustee fees	3,000
Auditor fees	1,726
Line of credit fees	250
Expenses waived	(80,199)
Total expenses	$15,093
NET INVESTMENT INCOME	–
NET REALIZED GAIN ON INVESTMENTS	–
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ –

Statements of Changes in Net Assets

	(unaudited) Six-Months Ended March 31,	Year Ended Sept. 30,
	2011	2010
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ –	$ –
Net realized gain on investments	–	(16)
Total increase in net assets resulting from operations	–	(16)
DISTRIBUTION TO SHAREHOLDERS
From net investment income	–	–
From net capital gains	–	(655)
Total distributions	–	(655)
CAPITAL SHARE TRANSACTIONS (Note 5)	(1,233,448)	(3,622,869)
TOTAL DECREASE IN NET ASSETS	(1,233,448)	(3,623,540)
NET ASSETS
Beginning of period	$22,193,816	$25,817,356
End of period	$20,960,368	$22,193,816

See accompanying Notes to Financial Statements.

Madison Mosaic Government Money Market  5

Madison Mosaic Government Money Market  |  March 31, 2011

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	(unaudited) Six-Months Ended March 31,	Year Ended September 30,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	–	–	–1	0.03	0.05	0.04
Less distributions from net investment income	–	–	–1	(0.03)	(0.05)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	–	–	0.43	2.73	4.70	4.05
Ratios and supplemental data
Net assets, end of period (thousands)	$20,960	$22,194	$25,817	$30,975	$35,860	$36,846
Ratio of expenses to average net assets before fee waiver (%)	0.892	0.90	0.89	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver (%)	0.142	0.14	0.45	0.63	0.63	0.63
Ratio of net investment income to average net assets before fee waiver (%)	(0.75)2	(0.76)	0.01	2.47	4.35	3.69
Ratio of net investment income to average net assets after fee waiver (%)	–2	–	0.45	2.72	4.60	3.94

1Greater than $0.00 but less than $0.01. A small short-term gain was realized and a small distribution (<0.01) was made for the year ended September 30, 2009. Additionally, net investment income was earned and distributed for the year ended September 30, 2009.
2Annualized.

See accompanying Notes to Financial Statements.

6  Semi-annual Report • March 31, 2011

Madison Mosaic Government Money Market  |  March 31, 2011

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Portfolio Valuation: Securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount, which approximates fair value.

The Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that the fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 –  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended March 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. As of March 31, 2011 and for the six-month period then ended, the Fund did not hold securities deemed Level 3.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund’s investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 3/31/11
Government
U.S. Government and Agency Obligations	$ –	$20,047,383	$ –	$20,047,383
Repurchase Agreement	–	914,322	–	914,322
Total	$ –	$20,961,705	$ –	$20,961,705
Please see the Portfolio of Investments for a listing of all securities within the U.S. Government and Agency Obligations category.

Madison Mosaic Government Money Market  7

Madison Mosaic Government Money Market  |  Notes to Financial Statements  |  continued

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. There were no transfers between classification levels during the six-month period ended March 31, 2011.

In March 2008, FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities. Management has determined that there is no impact on the Fund’s financial statements as the Fund does not hold derivative financial instruments.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended September 30, 2010 and 2009 were $0 and $132,901, respectively. The 2009 distribution was comprised of $2,111 short-term capital gain and $130,790 of ordinary income. The distributions were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

As of and during the period ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any such interest or penalties.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Tax years open to examination by tax authorities under the statute of limitations include 2007 through 2010.

Cash Concentration: At times, the Fund maintain cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted

8  Semi-annual Report • March 31, 2011

Madison Mosaic Government Money Market  |  Notes to Financial Statements  |  continued

in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. The Fund, along with other registered investment companies having Advisory and Services Agreements with the same adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or Federal agency obligations. As of March 31, 2011, the Fund has approximately a 3.2% interest or $914,322 in the consolidated repurchase agreement of $28,759,885 collateralized by $29,335,166 in Freddie Mac agency notes. Proceeds at maturity are $28,759,893.

3. Investment Advisory Fee and Other Transactions with Affiliates. The investment adviser to the Trust, Madison Investment Advisors ,LLC (the "Adviser"), earns an advisory fee equal to 0.50% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Since December 9, 2002, the Adviser has been voluntarily waiving 0.25% of this fee for the Fund. This waiver may end at any time. Additional advisory fees above the 0.25% are also being waived due to historically low yields. For the period ended March 31, 2011, the waived amount was $43,119. Prior to November 30, 2010, the investment adviser to the Trust was Madison Mosaic, LLC and its parent, Madison Investment Advisors, Inc. On November 30, 2010, Madison Mosaic, LLC changed its name to Madison Investment Advisors, LLC and became the sole Adviser.

The Adviser will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Adviser for the period ended March 31, 2011.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all necessary operational and support services for a fee based on a percentage of the Fund’s average net assets. Effective November 30, 2010, this fee was 0.39%. The direct expenses paid by the Fund and referenced below come out of this fee. Prior to November 30, 2010, this fee was 0.35% and the direct expenses referenced below did not come out of this fee.

The Fund’s Independent Trustees and independent registered public accountants fees and expenses are paid directly by the Fund, the amounts of which can be found in the Statement of Operations.

Expenses paid by the Fund and not covered within the Services Agreement referenced above include costs associated with the Line of Credit, fees related to portfolio holdings and extraordinary or nonrecurring fees.

Due to the historically low yields of the securities in which the Fund invests, the Adviser has contractually agreed to waive payments for all Fund expenses in excess of the Fund’s actual yields until its yield without expenses exceeds 0.50%.

For the period ended March 31, 2011, the total waived amount was $80,199 which represents $37,080 of the Services fee (pursuant to waiver discussed in preceding paragraph) and an additional $43,119 of advisory fees (pursuant to the advisory fee waiver discussed in footnote 3).

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars) were as follows:

Madison Mosaic Government Money Market  9

Madison Mosaic Government Money Market  |  Notes to Financial Statements  |  concluded

	(unaudited) Six-Months Ended March 31,	Year Ended Sept. 30,
	2011	2010
Shares sold	$ 3,866,091	$ 5,950,053
Shares issued in reinvestment of dividends	–	709
Total shares issued	3,866,091	5,950,762
Shares redeemed	(5,099,539)	(9,573,631)
Net decrease	$(1,233,448)	$(3,622,869)

The number of shares sold, issued and redeemed is the same as the dollar amounts shown above.

6. Line of Credit. The Fund has a $2 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 0.5% (effective rate of 2.75% at March 31, 2011). The line of credit contains loan covenants with respect to certain financial ratios and operating matters. The Fund was in compliance with these covenants as of March 31, 2011. During the six-months ended March 31, 2011, the Fund did not draw on its line of credit.

7. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

10  Semi-annual Report • March 31, 2011

Madison Mosaic Government Money Market  | March 31, 2011

Other Information

Fund Expenses (unaudited)

Example

This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 2 and 3 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on October 1, 2010 and held for the six-months ended March 31, 2011.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Government Money Market	0.00%	$1,000.00	$1,000.00	0.14%	$0.71
1For the six-months ended March 31, 2011.
2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
3Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio2	Expenses Paid During the Period2
Government Money Market	5.00%	$1,000.00	$1,025.33	0.14%	$0.71
1For the six-months ended March 31, 2011.
2Expenses (net of waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Madison Mosaic Government Money Market  11

Madison Mosaic Government Money Market  |  Other Information  |  concluded

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invests in non-voting securities. Nevertheless, the Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies may also be obtained by visiting the SEC’s web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call us at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

12  Semi-annual Report • March 31, 2011

The Madison Mosaic Family of Mutual Funds
Equity Trust
Investors Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT

Madison Mosaic¨ Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3063

SEC File Number 811-2910

(Madison Mosaic logo) Madison Mosaic(R) Funds
www.mosaicfunds.com

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.

Item 11. Controls and Procedures.

(a) The Trust's principal executive officer and principal financial officer determined that the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Government Money Market Trust

By: (signature)

Holly Baggot, Secretary
Date: May 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer
Date: May 23, 2011

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: May 23, 2011